EXHIBIT 99.1

Birchtech Announces Appointment of Respected Finance Executive Michael Mioska as Chief Financial Officer

CORSICANA, Texas – May 5, 2026 – Birchtech Corp. (NYSE American: BCHT) (TSX: BCHT) (“Birchtech” or the “Company”), a leader in specialty activated carbon technologies for sustainable air and water treatment, today announced the appointment of respected finance executive Michael Mioska, CPA, MBA, as Chief Financial Officer.

Mr. Mioska is a Chartered Professional Accountant with over 20 years of accounting, audit and financial reporting experience in a variety of industries, in both the United States and Canada. Mr. Mioska has been an independent consultant providing finance, financial reporting and M&A advisory-related services to a range of public companies since 2021, including Birchtech since 2023. Prior to that Mr. Mioska worked at a public accounting firm in Vancouver, BC providing similar finance services since 2005. As an independent consultant, Mr. Mioska has acquired considerable experience in finance, governance, regulatory compliance and corporate audits.

Mr. Mioska has worked closely with Birchtech’s finance function, providing him with deep familiarity with the Company’s operations, systems, and strategic priorities.

Mr. Mioska earned a Bachelor of Arts from the University of British Columbia and a Masters of Business Administration from Laurentian University. He is a Chartered Professional Accountant (CPA) in Canada.

Management Commentary

“We are pleased to welcome Mike to the Birchtech team as our new Chief Financial Officer,” said Richard MacPherson, President and Chief Executive Officer of Birchtech. “Mike brings the technical expertise, capital markets and M&A discipline, and reporting experience needed to support Birchtech’s next phase of growth. His deep familiarity with our business will enable a seamless transition, and his leadership will be instrumental as we scale our specialty activated carbon and water treatment platforms, execute on our growth strategy, and drive long-term value for our shareholders. I would also like to thank Fiona Fitzmaurice for her dedicated service as our fractional CFO, including her contributions through our uplist to the NYSE American.”

Mioska added: “I am excited to formally join Birchtech at such a pivotal moment in the Company’s growth trajectory. Birchtech has established itself as a leader in specialty activated carbon technologies and is exceptionally well positioned to capture significant opportunities across both air and water treatment markets. I look forward to working closely with Rick and the broader Birchtech team to strengthen our financial operations, support disciplined capital allocation, and deliver sustainable long-term value for our shareholders.”

About Birchtech Corp.

Birchtech Corp. (NYSE American: BCHT) (TSX: BCHT) is a leader in specialty activated carbon technologies delivering innovative solutions for air and water purification to support a cleaner, more sustainable future. The Company provides patented SEA® sorbent technologies for mercury emissions capture for the coal-fired utility sector and SEA disruptive water purification technologies with a specialization on removing contaminants, including ‘forever chemicals’ such as PFAS, from potable water and industrial wastewater. Backed by a strong intellectual property portfolio and a team of activated carbon experts, Birchtech provides cleaner air to North American communities and is applying this expertise to a novel approach in water purification. To learn more, please visit www.birchtech.com.

Safe Harbor Statement

With the exception of historical information contained in this press release, content herein may contain “forward-looking statements” that are made pursuant to the Safe Harbor Provisions of the U.S. Private Securities Litigation Reform Act of 1995 or forward-looking information under applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements are generally identified by using words such as “anticipate,” “believe,” “plan,” “expect,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements in this release include statements relating to expected developments and growth in Birchtech’s business, including the transition of the Chief Financial Officer role and the expected contributions of Mr. Mioska in that capacity. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Investors are cautioned that forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the statements made. In addition, this release contains time-sensitive information that reflects management’s best analysis only as of the date of this release. Birchtech does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this release. Further information concerning issues that could materially affect financial performance or other forward-looking statements contained in this release can be found in Birchtech’s periodic filings with the Securities and Exchange Commission or Canadian securities regulators.

Investor Relations Contact

Lucas A. Zimmerman

Managing Director

MZ Group – MZ North America

(949) 259-4987

BCHT@mzgroup.us

www.mzgroup.us

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